                                 Valuation and Qualifying Accounts and Reserves
                                         Allowance for Doubtful Accounts

                                                         Additions
                                       Balance at        Charged to
                                       Beginning of      Costs and           Deductions -           Balance at
Year Ended December 31,                  Period           Expenses           Write-offs            End of Period
-----------------------                  ------           --------           ----------            -------------
1998                                    $ 738,000       $ 16,318,573        $ (17,056,573)             $ --